Reinsurance Of Blocks Of Business	12 Months Ended
Dec. 31, 2011
Reinsurance Of Blocks Of Business [Abstract]
Reinsurance Of Blocks Of Business

15. REINSURANCE OF BLOCKS OF BUSINESS

     Effective October 1, 2002, Standard entered into a reinsurance agreement with TIAA to assume TIAA's group disability and group life insurance business. This business included approximately 1,800 group insurance contracts, representing 650,000 insured individuals. Standard paid a ceding commission of approximately $75 million and received approximately $705 million in assets and corresponding statutory liabilities. If Standard were to become unable to meet its obligations, TIAA would retain the reinsured liabilities. Therefore, in accordance with the agreement with TIAA, Standard established a trust for the benefit of TIAA with the market value of assets in the trust equal to TIAA's reinsurance receivable from Standard. The market value of assets required to be maintained in the trust is determined quarterly. The market value of assets required to be maintained in the trust at December 31, 2011, was $282.8 million. Approximately $60.0 million in VOBA was recorded related to the reinsurance agreement.

     Effective October 1, 2000, Standard assumed, through a reinsurance agreement, the individual disability insurance business of Minnesota Life. Standard paid a ceding commission of approximately $55 million and received approximately $500 million in assets and corresponding statutory liabilities. If Standard were to become unable to meet its obligations, Minnesota Life would retain the reinsured liabilities. Therefore, in accordance with the agreement with Minnesota Life, Standard established a trust for the benefit of Minnesota Life with the market value of assets in the trust equal to Minnesota Life's reinsurance receivable from Standard. The market value of assets required to be maintained in the trust is determined quarterly. The market value of assets required to be maintained in the trust at December 31, 2011, was $579.6 million. Accompanying the transaction was a national marketing agreement that provides access to Minnesota Life agents, some of whom now market Standard's individual disability insurance products. The national marketing agreement remains in effect through 2012.

     Effective January 1, 2001, Standard ceded to Protective Life, through a reinsurance agreement, Standard's individual life insurance product line. Standard received a ceding commission of approximately $90 million and transferred to Protective Life approximately $790 million in assets and corresponding statutory liabilities. If Protective Life were to become unable to meet its obligations, Standard would retain the reinsured liabilities. Therefore, the liabilities remain on Standard's consolidated balance sheets, and an equal amount is recorded as a recoverable from the reinsurer. In accordance with the agreement, Protective Life established a trust for the benefit of Standard with assets in the trust required to be equal to Standard's reinsurance receivable from Protective Life. The amount of assets required to be maintained in the trust is determined quarterly.

     In the fourth quarter of 2011, Standard entered into a YRT reinsurance agreement, with Canada Life Assurance Company to cede a share of the Company's group life insurance risk in order to reduce its losses and provide relief in the event of a catastrophe.